UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)
(Zip Code)

(412) 304-0304
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2020, TriState Capital Holdings, Inc. (the “Company”) held its annual meeting of shareholders. At the annual meeting, shareholders of the Company: (1) elected Anthony J. Buzzelli, Helen Hanna Casey and Brian S. Fetterolf to the Board of Directors for terms expiring in 2024; (2) approved the compensation of the Company’s named executive officers on an advisory basis; (3) approved the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (4) a vote to amend the Company’s Omnibus Incentive Plan to increase the number of authorized shares of common stock issuable under the plan. The final results of voting on each of the matters submitted to a vote of the Company's shareholders during the annual meeting are as follows.

1. Election of Directors	For	Withheld	Broker Non-Votes
Anthony J. Buzzelli	25,187,007	386,257	2,510,198
Helen Hanna Casey	20,077,395	5,495,869	2,510,198
Brian S. Fetterolf	24,302,052	1,271,212	2,510,198

	For	Against	Abstain
2. Advisory vote on the compensation of our named executive officers	25,303,667	184,163	85,434

	For	Against	Abstain
3. Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020	27,898,704	124,913	59,845

	For	Against	Abstain
4. A vote to amend the Company’s Omnibus Incentive Plan to increase the number of authorized shares of common stock issuable under the plan	24,686,501	818,041	68,722

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By:	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: June 2, 2020

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